SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 12, 2004
                                                        ----------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)


          NEW YORK                     1-11238                 13-3534162
----------------------          --------------------     -----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)             Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------


                                      N/A
                                    -------
         (Former name or former address, if changed since last report):

Item 5.   Other Events

        On March 12, 2004, NYMAGIC, INC. issued the press release attached hereto as Exhibit 99.1.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of March 12, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NYMAGIC, INC.


                               By: /s/ Thomas J. Iacopelli
                                  ---------------------------------
                                  Name:   Thomas J. Iacopelli
                                  Title:  Chief Financial Officer and Treasurer



Date: March 12, 2004

                                  Exhibit Index


        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of March 12, 2004